Exhibit 99.2
FB Financial Corporation
First Quarter 2018
Supplemental Financial Information

Financial Summary and Key Metrics
(Unaudited)
(In Thousands, Except Share Data and %)

	2018	2017
	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Statement of Income Data
Total interest income	$54,848	$55,031	$48,415	$33,278	$32,889
Total interest expense	6,419	6,048	4,805	2,851	2,638
Net interest income	48,429	48,983	43,610	30,427	30,251
Provision for loan losses	317	956	(784)	(865)	(257)
Total noninterest income	33,275	37,017	37,820	35,657	31,087
Total noninterest expense	56,151	57,540	69,224	49,136	46,417
Net income before income taxes	25,236	27,504	12,990	17,813	15,178
Income tax expense	5,482	4,486	4,602	6,574	5,425
Net income	$19,754	$23,018	$8,388	$11,239	$9,753
Net interest income (tax—equivalent basis)	$48,799	$49,692	$44,281	$31,158	$30,963
Net income, adjusted*	$20,636	$18,265	$15,964	$12,854	$10,232
Per Common Share
Diluted net income	$0.63	$0.74	$0.27	$0.43	$0.40
Net income, adjusted- diluted*	$0.66	$0.59	$0.52	$0.49	$0.42
Book value	19.92	19.54	18.76	17.59	14.16
Tangible book value*	14.99	14.56	13.79	15.83	12.05
Weighted average number of shares-diluted	31,421,830	31,166,080	30,604,537	26,301,458	24,610,991
Period-end number of shares	30,671,763	30,535,517	30,526,592	28,968,160	24,154,323
Selected Balance Sheet Data
Cash and due from banks	$53,060	$29,831	$67,070	$59,112	$53,748
Loans held for investment	3,244,663	3,166,911	3,114,562	1,970,974	1,900,995
Allowance for loan losses	(24,406)	(24,041)	(23,482)	(23,247)	(22,898)
Loans held for sale	414,518	526,185	466,369	427,416	365,173
Investment securities, at fair value	597,347	543,992	543,282	553,357	567,886
Other real estate owned, net	15,334	16,442	13,812	6,370	6,811
Total assets	4,725,416	4,727,713	4,581,943	3,346,570	3,166,459
Customer deposits	3,684,758	3,578,694	3,614,220	2,726,060	2,699,868
Brokered and internet time deposits	81,393	85,701	104,318	1,533	1,331
Total deposits	3,766,151	3,664,395	3,718,538	2,727,593	2,701,199
Borrowings	278,293	333,302	196,299	43,790	44,552
Total shareholders' equity	611,036	596,729	572,528	509,517	342,142
Selected Ratios
Return on average:
Assets	1.71%	1.96%	0.80%	1.40%	1.25%
Shareholders' equity	13.37%	15.78%	6.05%	11.30%	11.87%
Tangible common equity*	17.90%	21.34%	7.70%	12.96%	14.03%
Average shareholders' equity to average assets	12.81%	12.41%	13.22%	12.37%	10.50%
Net interest margin (NIM) (tax-equivalent basis)	4.64%	4.63%	4.61%	4.19%	4.28%
Efficiency ratio (GAAP)	68.72%	66.91%	85.01%	74.35%	75.67%
Core efficiency ratio (tax-equivalent basis)*	65.46%	63.55%	64.43%	70.18%	73.29%
Loans held for investment to deposit ratio	86.15%	86.42%	83.76%	72.26%	70.38%
Total loans to deposit ratio	97.16%	100.78%	96.30%	87.93%	83.89%
Yield on interest-earning assets	5.25%	5.20%	5.10%	4.57%	4.65%
Cost of interest-bearing liabilities	0.85%	0.79%	0.71%	0.55%	0.51%
Cost of total deposits	0.55%	0.50%	0.46%	0.34%	0.32%
Credit Quality Ratios
Allowance for loan losses as a percentage of loans held for investment	0.75%	0.76%	0.75%	1.18%	1.20%
Net (charge-off's) recoveries as a percentage of average loans
held for investment	0.01%	(0.05)%	0.15%	0.25%	0.31%
Nonperforming loans held for investment as a percentage of total loans
held for investments	0.30%	0.32%	0.29%	0.50%	0.49%
Nonperforming assets as a percentage of total assets (a)	0.59%	1.52%	0.88%	0.58%	0.56%
Preliminary capital ratios (Consolidated)
Shareholders' equity to assets	12.93%	12.62%	12.50%	15.23%	10.81%
Tangible common equity to tangible assets*	10.05%	9.72%	9.50%	13.92%	9.34%
Tier 1 capital (to average assets)	10.67%	10.46%	11.35%	15.54%	10.46%
Tier 1 capital (to risk-weighted assets)	11.73%	11.43%	11.58%	18.28%	12.87%
Total capital (to risk-weighted assets)	12.33%	12.01%	12.18%	19.14%	13.76%
Common Equity Tier 1 (to risk-weighted assets) (CET1)	11.00%	10.71%	10.82%	17.16%	11.69%

*These measures are considered non-GAAP financial measures. See "GAAP Reconciliation and Use of Non-GAAP Financial Measures" and the corresponding financial tables below for reconciliations of these Non-GAAP measures. Investors are encouraged to refer to the discussion of non-GAAP measures included in the corresponding earnings release.

(a) Includes marketable equity securities received in satisfaction of a previously charged-off loan and excess land and facilities held for sale. Additionally, for the three months ended December 31 and September 30, 2017, GNMA loans subject to ability to repurchase were included. In the current quarter the Company has discontinued this practice as the perceived benefit has decreased with rising rates.

FB Financial Corporation
First Quarter 2018
Supplemental Financial Information

Consolidated Statements of Income
(Unaudited)
(In Thousands, Except Share Data and %)

	2018	2017				Q1 2018 vs. Q4 2017	Q1 2018 vs. Q1 2017
	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Percent variance	Percent variance
Interest income:
Interest and fees on loans	$50,693	$51,246	$44,367	$29,350	$29,006	-1.08%	74.77%
Interest on securities
Taxable	2,852	2,529	2,399	2,589	2,567	12.77%	11.10%
Tax-exempt	925	910	988	1,068	1,040	1.65%	-11.06%
Other	378	346	661	271	276	9.25%	36.96%
Total interest income	54,848	55,031	48,415	33,278	32,889	-0.33%	66.77%
Interest expense:
Deposits
Demand and savings accounts	3,315	3,209	2,829	1,703	1,531	3.30%	116.53%
Time deposits	1,756	1,447	1,125	604	583	21.35%	201.20%
Short-term borrowings	25	11	9	12	10	127.27%	150.00%
Long-term debt	1,323	1,381	842	532	514	-4.20%	157.39%
Total interest expense	6,419	6,048	4,805	2,851	2,638	6.13%	143.33%
Net interest income	48,429	48,983	43,610	30,427	30,251	-1.13%	60.09%
Provision for loan losses	317	956	(784)	(865)	(257)	-66.84%	-223.35%
Net interest income after provision for loan losses	48,112	48,027	44,394	31,292	30,508	0.18%	57.70%
Noninterest income:
Mortgage banking income	26,471	30,280	31,334	30,239	25,080	-12.58%	5.55%
Service charges on deposit accounts	2,097	2,181	2,044	1,796	1,766	-3.85%	18.74%
ATM and interchange fees	2,361	2,430	2,222	2,085	2,047	-2.84%	15.34%
Investment services and trust income	1,206	1,154	1,078	903	814	4.51%	48.16%
(Loss) gain from securities, net	(47)	1	254	29	1	-4800.00%	-4800.00%
(Loss) gain on sales or write-downs of other real estate owned	(186)	(72)	(368)	23	748	158.33%	-124.87%
Gain (loss) from other assets	68	(314)	54	39	-	-121.66%	100.00%
Other income	1,305	1,357	1,202	543	631	-3.83%	106.81%
Total noninterest income	33,275	37,017	37,820	35,657	31,087	-10.11%	7.04%
Total revenue	81,704	86,000	81,430	66,084	61,338	-5.00%	33.20%
Noninterest expenses:
Salaries, commissions and employee benefits	34,149	35,771	34,795	30,783	29,006	-4.53%	17.73%
Occupancy and equipment expense	3,605	3,881	3,539	3,307	3,109	-7.11%	15.95%
Legal and professional fees	2,043	1,764	1,512	1,033	1,428	15.82%	43.07%
Data processing	2,035	1,766	1,761	1,460	1,501	15.23%	35.58%
Merger and conversion	1,193	2,069	15,711	767	487	-42.34%	144.97%
Amortization of core deposits and other intangibles	853	922	558	123	392	-7.48%	117.60%
Loss on sale of mortgage servicing rights	-	-	-	249	-	0.00%	0.00%
Regulatory fees and deposit insurance assessments	562	571	549	494	435	-1.58%	29.20%
Software license and maintenance fees	467	529	523	364	457	-11.72%	2.19%
Advertising	3,282	3,189	3,493	3,343	2,932	2.92%	11.94%
Other expense	7,962	7,078	6,783	7,213	6,670	12.49%	19.37%
Total noninterest expense	56,151	57,540	69,224	49,136	46,417	-2.41%	20.97%
Income before income taxes	25,236	27,504	12,990	17,813	15,178	-8.25%	66.27%
Income tax expense	5,482	4,486	4,602	6,574	5,425	22.20%	1.05%
Net income	$19,754	$23,018	$8,388	$11,239	$9,753	-14.18%	102.54%
Weighted average common shares outstanding:
Basic	30,613,284	30,527,234	30,004,952	25,741,968	24,138,437
Fully diluted	31,421,830	31,166,080	30,604,537	26,301,458	24,610,991
Earnings per share
Basic	$0.65	$0.75	$0.28	$0.44	$0.40
Fully diluted	0.63	0.74	0.27	0.43	0.40

FB Financial Corporation
First Quarter 2018
Supplemental Financial Information

Consolidated Balance Sheets
(Unaudited)
(In Thousands, %)

						Annualized
						Q1 2018	Q1 2018
						vs.	vs.
	2018	2017				Q4 2017	Q1 2017
	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Percent variance	Percent variance
ASSETS
Cash and due from banks	$53,060	$29,831	$67,070	$59,112	$53,748	315.80%	-1.28%
Federal funds sold	7,171	66,127	4,470	16,238	18,512	-361.58%	-61.26%
Interest bearing deposits in financial institutions	13,469	23,793	25,625	110,928	57,292	-175.97%	-76.49%
Cash and cash equivalents	73,700	119,751	97,165	186,278	129,552	-155.96%	-43.11%
Investments:
Available-for-sale debt securities, at fair value	594,248	536,270	535,555	544,706	559,263	43.85%	6.26%
Equity securities, at fair value	3,099	7,722	7,727	8,651	8,623	-242.80%	-64.06%
Federal Home Loan Bank stock, at cost	11,810	11,412	11,152	7,743	7,743	14.14%	52.52%
Loans held for sale, at fair value	414,518	526,185	466,369	427,416	365,173	-86.07%	13.51%
Loans	3,244,663	3,166,911	3,114,562	1,970,974	1,900,995	9.96%	70.68%
Less: allowance for loan losses	24,406	24,041	23,482	23,247	22,898	6.16%	6.59%
Net loans	3,220,257	3,142,870	3,091,080	1,947,727	1,878,097	9.99%	71.46%
Premises and equipment, net	81,175	81,577	85,550	66,392	66,108	-2.00%	22.79%
Other real estate owned, net	15,334	16,442	13,812	6,370	6,811	-27.33%	125.14%
Interest receivable	13,920	13,069	11,218	7,012	7,247	26.41%	92.08%
Mortgage servicing rights, net	93,160	76,107	63,046	48,464	47,593	90.87%	95.74%
Goodwill	137,190	137,190	138,910	46,867	46,867	0.00%	192.72%
Core deposit and other intangibles, net	14,027	14,902	12,550	4,048	4,171	-23.81%	236.30%
Other assets	52,978	44,216	47,809	44,896	39,211	80.37%	35.11%
Total assets	$4,725,416	$4,727,713	$4,581,943	$3,346,570	$3,166,459	-0.20%	49.23%
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Demand deposits
Noninterest-bearing	$930,991	$888,200	$924,773	$715,391	$696,112	19.54%	33.74%
Interest-bearing	1,945,886	1,909,546	1,948,600	1,471,650	1,473,535	7.72%	32.06%
Savings deposits	182,265	178,320	177,949	143,951	142,019	8.97%	28.34%
Customer time deposits	625,616	602,628	562,898	395,068	388,202	15.47%	61.16%
Brokered and internet time deposits	81,393	85,701	104,318	1,533	1,331	-20.39%	6015.18%
Total time deposits	707,009	688,329	667,216	396,601	389,533	11.01%	81.50%
Total deposits	3,766,151	3,664,395	3,718,538	2,727,593	2,701,199	11.26%	39.43%
Securities sold under agreements to repurchase	14,724	14,293	14,556	16,343	18,130	12.23%	-18.79%
Short-term borrowings	138,707	190,000	52,766	—	—	-109.49%	100.00%
Long-term debt	139,586	143,302	143,533	43,790	44,552	-10.52%	213.31%
Accrued expenses and other liabilities	55,212	118,994	80,022	49,327	60,436	-217.38%	-8.64%
Total liabilities	4,114,380	4,130,984	4,009,415	2,837,053	2,824,317	-1.63%	45.68%
Shareholders' equity:
Common stock, $1 par value	30,672	30,536	30,527	28,968	24,155	1.81%	26.98%
Additional paid-in capital	418,810	418,596	416,651	363,870	214,160	0.21%	95.56%
Retained earnings	167,055	146,797	123,779	115,391	104,152	55.97%	60.40%
Accumulated other comprehensive (loss) income, net	(5,501)	800	1,571	1,288	(325)	-3194.26%	1592.62%
Total shareholders' equity	611,036	596,729	572,528	509,517	342,142	9.72%	78.59%
Total liabilities and shareholders' equity	$4,725,416	$4,727,713	$4,581,943	$3,346,570	$3,166,459	-0.20%	49.23%

FB Financial Corporation
Fourth Quarter 2017
Supplemental Financial Information

Average Balance, Average Yield Earned and Average Rate Paid
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	Three Months Ended			Three Months Ended
	March 31, 2018			December 31, 2017
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans(1)	$3,192,490	$46,564	5.92%	$3,138,245	$46,503	5.88%
Loans held for sale	434,573	4,173	3.89%	493,073	4,856	3.91%
Securities:
Taxable	457,826	2,852	2.53%	442,351	2,529	2.27%
Tax-exempt(1)	109,116	1,251	4.65%	108,000	1,506	5.53%
Total Securities(1)	566,942	4,103	2.94%	550,351	4,035	2.91%
Federal funds sold	20,325	73	1.46%	18,227	14	0.30%
Interest-bearing deposits with other financial institutions	35,463	165	1.89%	42,693	177	1.64%
FHLB stock	11,806	140	4.81%	11,160	155	5.51%
Total interest earning assets(1)	4,261,599	55,218	5.25%	4,253,749	55,740	5.20%
Noninterest Earning Assets:
Cash and due from banks	43,261			57,406
Allowance for loan losses	(24,311)			(23,470)
Other assets	397,945			376,984
Total noninterest earning assets	416,895			410,920
Total assets	$4,678,494			$4,664,669
Interest-bearing liabilities:
Interest bearing deposits:
Customer time deposits	$617,784	$1,423	0.93%	$577,003	$1,067	0.73%
Broker and internet time deposits	84,125	333	1.61%	95,480	380	1.58%
Time deposits	701,909	1,756	1.01%	672,483	1,447	0.85%
Money market	975,831	1,890	0.79%	1,071,194	1,991	0.74%
Negotiable order of withdrawals	943,707	1,357	0.58%	832,030	1,146	0.55%
Savings deposits	179,925	68	0.15%	178,574	72	0.16%
Total interest bearing deposits	2,801,372	5,071	0.73%	2,754,281	4,656	0.67%
Other interest-bearing liabilities:
FHLB advances	211,735	917	1.76%	241,307	967	1.59%
Other borrowings	15,160	25	0.67%	15,883	11	0.27%
Long-term debt	30,930	406	5.32%	30,930	414	5.31%
Total other interest-bearing liabilities	257,825	1,348	2.12%	288,120	1,392	1.92%
Total Interest-bearing liabilities	3,059,197	6,419	0.85%	3,042,401	6,048	0.79%
Noninterest bearing liabilities:
Demand deposits	927,213			964,030
Other liabilities	92,886			79,382
Total noninterest-bearing liabilities	1,020,099			1,043,412
Total liabilities	4,079,296			4,085,813
Shareholders' equity	599,198			578,856
Total liabilities and shareholders' equity	$4,678,494			$4,664,669
Net interest income (1)		$48,799			$49,692
Interest rate spread (1)			4.40%			4.41%
Net interest margin (1)			4.64%			4.63%
Average interest-earning assets to average interest-bearing liabilities			139.3%			139.8%
Tax equivalent adjustment		$370			$709
Loan yield components:
Contractual interest rate on loans held for investment (1)		$41,536	5.28%		$41,026	5.20%
Origination and other loan fee income		2,867	0.37%		2,084	0.26%
Accretion on purchased loans		1,687	0.21%		1,935	0.24%
Nonaccrual interest collections		399	0.05%		1,216	0.15%
Syndication fee income		75	0.01%		242	0.03%
Total loan yield		$46,564	5.92%		$46,503	5.88%

(1) Includes tax equivalent adjustment using combined marginal tax rate of 26.060% for 2018 and 39.225% for 2017

FB Financial Corporation
Fourth Quarter 2017
Supplemental Financial Information

Average Balance, Average Yield Earned and Average Rate Paid
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	Three Months Ended			Three Months Ended			Three Months Ended
	September 30, 2017			June 30, 2017			March 31, 2017
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans(1)	$2,705,265	$40,242	5.90%	$1,942,667	$25,115	5.19%	$1,869,951	$25,090	5.44%
Loans held for sale	410,434	4,167	4.03%	390,596	4,276	4.39%	381,932	3,957	4.20%
Securities:
Taxable	425,281	2,399	2.24%	442,309	2,589	2.35%	456,634	2,567	2.28%
Tax-exempt(1)	117,429	1,617	5.46%	122,553	1,758	5.75%	117,615	1,711	5.90%
Total Securities(1)	542,710	4,016	2.94%	564,862	4,347	3.09%	574,249	4,278	3.02%
Federal funds sold	39,363	76	0.77%	8,456	23	1.09%	14,327	27	0.76%
Interest-bearing deposits with other financial institutions	108,185	448	1.64%	68,460	158	0.93%	82,981	171	0.84%
FHLB stock	8,892	137	6.11%	7,743	90	4.66%	7,743	78	4.09%
Total interest earning assets(1)	3,814,849	49,086	5.10%	2,982,784	34,009	4.57%	2,931,183	33,601	4.65%
Noninterest Earning Assets:
Cash and due from banks	55,485			50,004			51,614
Allowance for loan losses	(23,875)			(22,813)			(21,955)
Other assets	316,019			214,808			211,307
Total noninterest earning assets	347,629			241,999			240,966
Total assets	$4,162,478			$3,224,783			$3,172,149
Interest-bearing liabilities:
Interest bearing deposits:
Customer time deposits	$493,992	$825	0.66%	$389,390	$602	0.62%	$388,744	$582	0.61%
Broker and internet time deposits	95,207	300	1.25%	1,522	2	0.53%	1,468	1	0.28%
Time deposits	589,199	1,125	0.76%	390,912	604	0.62%	390,212	583	0.61%
Money market	1,023,612	1,722	0.67%	723,020	889	0.49%	729,934	785	0.44%
Negotiable order of withdrawals	788,238	1,040	0.52%	711,099	759	0.43%	718,957	695	0.39%
Savings deposits	166,184	67	0.16%	143,357	55	0.15%	136,627	51	0.15%
Total interest bearing deposits	2,567,233	3,954	0.61%	1,968,388	2,307	0.47%	1,975,730	2,114	0.43%
Other interest-bearing liabilities:
FHLB advances	86,795	428	1.96%	52,569	192	1.46%	60,569	191	1.28%
Other borrowings	15,828	9	0.23%	17,315	12	0.28%	18,884	10	0.21%
Long-term debt	30,930	414	5.31%	30,930	340	4.41%	30,930	323	4.24%
Total other interest-bearing liabilities	133,553	851	2.52%	100,814	544	2.16%	110,383	524	1.93%
Total Interest-bearing liabilities	2,700,786	4,805	0.71%	2,069,202	2,851	0.55%	2,086,113	2,638	0.51%
Noninterest bearing liabilities:
Demand deposits	871,973			724,419			708,612
Other liabilities	39,310			32,357			44,246
Total noninterest-bearing liabilities	911,283			756,776			752,858
Total liabilities	3,612,069			2,825,978			2,838,971
Shareholders' equity	550,409			398,805			333,178
Total liabilities and shareholders' equity	$4,162,478			$3,224,783			$3,172,149
Net interest income (1)		$44,281			$31,158			$30,963
Interest rate spread (1)			4.40%			4.02%			4.14%
Net interest margin (1)			4.61%			4.19%			4.28%
Average interest-earning assets to average interest-bearing liabilities			141.2%			144.2%			140.5%
Tax equivalent adjustment		$671			$731			$712
Loan yield components:
Contractual interest rate on loans held for investment (1)		$34,634	5.08%		$22,418	4.63%		$21,461	4.65%
Origination and other loan fee income		2,610	0.38%		1,447	0.30%		1,497	0.32%
Accretion on purchased loans		1,554	0.23%		848	0.17%		1,160	0.25%
Nonaccrual interest collections		1,116	0.16%		315	0.07%		619	0.13%
Syndication fee income		328	0.05%		87	0.02%		353	0.08%
Total loan yield		$40,242	5.90%		$25,115	5.19%		$25,090	5.44%

(1) Includes tax equivalent adjustment using combined marginal tax rate of 26.060% for 2018 and 39.225% for 2017

FB Financial Corporation
Fourth Quarter 2017
Supplemental Financial Information

Loans and Deposits by Market
For the Quarters Ended
(Unaudited)
(In Thousands)

	2018	2017
	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Loans by market
Metropolitan	$2,076,465	$1,984,826	$1,932,934	$1,461,129	$1,402,189
Community	764,198	780,079	779,810	476,320	473,453
Specialty lending and other	404,000	402,006	401,818	33,525	25,353
Total	$3,244,663	$3,166,911	$3,114,562	$1,970,974	$1,900,995
Deposits by market
Metropolitan	2,079,983	2,091,927	2,059,401	1,598,574	1,553,931
Community	1,409,612	1,291,922	1,311,120	1,085,345	1,109,043
Mortgage and other (1)	276,556	280,546	348,017	43,674	38,225
Total	$3,766,151	$3,664,395	$3,718,538	$2,727,593	$2,701,199

(1) Includes deposits related to escrow balances from mortgage servicing portfolio and wholesale and other deposits

FB Financial Corporation
Fourth Quarter 2017
Supplemental Financial Information

Segment Data
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	2018	2017
	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Banking segment
Net interest income	$48,771	$49,422	$43,741	$29,999	$29,856
Provision for loan losses	317	956	(784)	(865)	(257)
Mortgage banking income- retail footprint	6,108	6,455	7,498	7,118	5,666
Other noninterest income	6,804	6,737	6,486	5,418	6,007
Other noninterest mortgage banking expenses	5,097	5,294	6,216	5,368	4,836
Merger and conversion expense	1,193	2,069	15,711	767	487
Other noninterest expense	30,951	30,060	27,540	23,199	23,424
Pre-tax income after allocations	$24,125	$24,235	$9,042	$14,066	$13,039
Total assets	4,220,543	4,130,349	4,056,901	2,878,437	2,705,118
Intracompany funding income included in net interest income	4,508	5,276	4,274	3,831	3,551
Core efficiency ratio*	55.20%	55.55%	56.16%	60.42%	64.41%
Mortgage segment
Net interest income	$(342)	$(439)	$(131)	$428	$395
Provision for loan losses	-	-	-	-	-
Noninterest income	20,363	23,825	23,836	23,121	19,414
Noninterest expense	18,910	20,117	19,757	19,802	17,670
Direct contribution	$1,111	$3,269	$3,948	$3,747	$2,139
Total assets	504,873	597,364	525,042	468,133	461,341
Intracompany funding expense included in net interest income	4,508	5,276	4,274	3,831	3,551
Core efficiency ratio*	85.66%	83.77%	79.89%	78.33%	88.73%
Interest rate lock commitments volume during the period
Consumer direct	$719,730	$677,449	$786,034	$780,179	$616,330
Third party origination (TPO)	245,679	189,299	269,473	296,034	258,996
Retail	329,720	268,720	325,295	379,530	282,698
Correspondent	833,857	678,346	619,953	701,846	440,206
Total	$2,128,986	$1,813,814	$2,000,755	$2,157,589	$1,598,230
Interest rate lock commitments pipeline (period end)
Consumer direct	$246,650	$246,982	$261,617	$222,504	$158,393
Third party origination (TPO)	107,365	63,034	93,353	88,938	101,509
Retail	124,538	72,939	101,196	119,158	93,184
Correspondent	214,424	121,201	84,506	115,919	95,923
Total	$692,977	$504,156	$540,672	$546,519	$449,009
Mortgage sales
Consumer direct	$592,873	$567,529	$485,931	$498,997	$647,535
Third party origination (TPO)	160,903	216,866	194,164	209,185	199,160
Retail	64,925	68,695	71,358	66,640	61,425
Retail footprint	169,778	205,228	222,786	200,157	186,988
Reverse	14,779	20,587	17,520	17,870	22,337
Correspondent	679,561	606,526	646,003	542,410	373,822
Total	$1,682,819	$1,685,431	$1,637,762	$1,535,259	$1,491,267
Gains and fees from origination and sale of mortgage loans held for sale	$23,481	$29,577	$29,570	$23,920	$27,577
Net change in fair value of loans held for sale, derivatives, and other	(90)	(3,317)	(806)	5,412	(4,744)
Change in fair value of mortgage servicing rights	(1,713)	(190)	(893)	(1,840)	(501)
Mortgage servicing income	4,793	4,210	3,463	2,747	2,748
Total mortgage banking income	$26,471	$30,280	$31,334	$30,239	$25,080
Mortgage sale margin (a)	1.40%	1.75%	1.81%	1.56%	1.85%

*These measures are considered non-GAAP financial measures. See “GAAP Reconciliation and Use of Non-GAAP financial measures” and the corresponding financial tables below for a reconciliation and discussion of these non-GAAP measures.

(a) Calculated by dividing gains from sale of mortgage loans held for sale by total mortgage sales

FB Financial Corporation
Fourth Quarter 2017
Supplemental Financial Information

Loan Portfolio and Asset Quality
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	2018		2017
	March 31, 2018	% of Total	December 30, 2017	% of Total	September 30, 2017	% of Total	June 30, 2017	% of Total	March 31, 2017	% of Total
Loan portfolio
Commercial and industrial	$765,115	24%	$715,075	23%	$731,588	23%	$423,704	21%	$399,333	21%
Construction	466,495	14%	448,326	14%	435,414	14%	282,727	14%	267,998	14%
Residential real estate:
1-to-4 family mortgage	491,725	15%	480,989	15%	459,467	15%	307,152	16%	302,166	16%
Residential line of credit	197,740	6%	194,986	6%	188,392	6%	177,783	9%	177,928	9%
Multi-family mortgage	63,295	2%	62,374	2%	74,004	2%	52,810	3%	45,244	2%
Commercial real estate:
Owner occupied	499,331	16%	495,872	16%	473,395	15%	371,462	19%	359,120	19%
Non-owner occupied	562,128	17%	551,588	17%	521,416	17%	273,285	14%	273,716	15%
Consumer and other	198,834	6%	217,701	7%	230,886	7%	82,051	4%	75,490	4%
Total loans held for investment	$3,244,663	100%	$3,166,911	100%	$3,114,562	100%	$1,970,974	100%	$1,900,995	100%

Allowance for loan losses rollforward summary
Allowance for loan losses at the beginning of the period	$24,041		$23,482		$23,247		$22,898		$21,747
Charge-off's	(661)		(719)		(575)		(791)		(442)
Recoveries	709		322		1,594		2,005		1,850
Provision for loan losses	317		956		(784)		(865)		(257)
Allowance for loan losses at the end of the period	$24,406		$24,041		$23,482		$23,247		$22,898

Allowance for loan losses as a percentage of total loans held for investment	0.75%		0.76%		0.75%		1.18%		1.20%

Charge-offs
Commercial and Industrial	$(220)		$(63)		$(221)		$(131)		$(169)
Construction	-		(21)		-		-		(6)
Residential real estate:
1-to-4 family mortgage	(60)		(45)		(32)		(35)		(88)
Residential line of credit	(20)		(72)		(9)		(195)		-
Multi-family mortgage	-		-		-		-		-
Commercial real estate:
Owner occupied	-		(224)		(64)		-		-
Non-owner occupied	-		-		-		-		-
Consumer and other	(361)		(294)		(249)		(430)		(179)
Total Charge Offs:	(661)		(719)		(575)		(791)		(442)
Recoveries
Commercial and Industrial	135		100		200		1,511		83
Construction	252		4		1,022		29		29
Residential real estate:
1-to-4 family mortgage	15		33		86		14		26
Residential line of credit	27		27		157		155		56
Multi-family mortgage	-		-		-		-		-
Commercial real estate:
Owner occupied	23		22		24		11		4
Non-owner occupied	51		4		1		2		1,639
Consumer and other	206		132		104		283		13
Total Recoveries:	709		322		1,594		2,005		1,850
Net (charge-off's) recoveries	$48		$(397)		$1,019		$1,214		$1,408

Net (charge-off's) recoveries as a percentage of average total loans	0.01%		(0.05%)		0.15%		0.25%		0.31%

Loans classified as substandard	$52,803		$55,488		$59,588		$37,858		$37,556
Purchased credit impaired loans	$85,750		$88,835		$92,455		$15,733		$16,099

Nonperforming assets (b)
Past due 90 days or more and accruing interest	$2,689		$1,996		$1,238		$1,619		$1,590
Nonaccrual	6,954		8,101		7,749		8,327		7,706
Total nonperforming loans held for investment	$9,643		$10,097		$8,987		$9,946		$9,296
Loans held for sale (a)	501		43,035		13,575		-		-
Other real estate owned- foreclosed	9,755		10,547		10,205		6,370		6,811
Other real estate owned- acquired excess facilities	5,579		5,895		3,607		-		-
Other assets	2,342		2,369		3,967		3,154		1,654
Total nonperforming assets	$27,820		$71,943		$40,341		$19,470		$17,761
Total nonperforming loans as a percentage of loans held for investment	0.30%		0.32%		0.29%		0.50%		0.49%
Total nonperforming assets as a percentage of total assets	0.59%		1.52%		0.88%		0.58%		0.56%
Total accruing loans over 90 days delinquent as a percentage of total assets	0.06%		0.04%		0.03%		0.05%		0.05%
Loans restructured as troubled debt restructurings	$8,509		$8,604		$8,095		$8,488		$8,681
Troubled debt restructurings as a percentage of loans held for investment	0.26%		0.27%		0.26%		0.43%		0.46%

(a) Includes right to repurchase government guaranteed GNMA mortgage loans previously sold and internally serviced for the fourth and third quarters of 2017. The Bank has not exercised and does not expect to exercise the repurchase option. In the current quarter the Bank has discontinued this practice as the perceived benefit has decreased with rising rates.

(b) Nonperforming assets excludes purchase credit impaired loans

FB Financial Corporation
Fourth Quarter 2017
Supplemental Financial Information

Capital Ratios
(Unaudited)
(In Thousands, Except %)

Computation of Tangible Common Equity to Tangible Assets:	March 31, 2018	December 31, 2017

Total Equity	$611,036	$596,729
Less:
Goodwill	137,190	137,190
Other intangibles	14,027	14,902
Tangible Common Equity	$459,819	$444,637

Total Assets	$4,725,416	$4,727,713
Less:
Goodwill	137,190	137,190
Other intangibles	14,027	14,902
Tangible Assets	$4,574,199	$4,575,621

Total Common Equity to Total Assets	12.93%	12.62%
Tangible Common Equity to Tangible Assets*	10.05%	9.72%

	March 31, 2018	December 31, 2017
Preliminary Regulatory Capital Ratios:
Common Equity Tier 1 Capital	$452,515	$442,381
Tier 1 Capital	482,515	472,381
Total Capital	506,921	496,422

Preliminary Regulatory Capital Ratios:
Common Equity Tier 1	11.00%	10.70%
Tier 1 Risk-Based	11.73%	11.43%
Total Risk-Based	12.33%	12.01%
Tier 1 Leverage	10.67%	10.46%

*These measures are considered non-GAAP financial measures. See "GAAP Reconciliation and Use of Non-GAAP financial measures" and the corresponding financial tables below for a reconciliation and discussion of these non-GAAP measures.

FB Financial Corporation
Fourth Quarter 2017
Supplemental Financial Information

Investment Portfolio
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	2018		2017
Securities (at fair value)	First Quarter		Fourth Quarter		Third Quarter		Second Quarter		First Quarter
Available for sale debt securities
U.S. government agency securities	$982	0%	$986	0%	$992	0%	$990	0%	$987	0%
Mortgage-backed securities - residential	472,931	79%	418,781	77%	418,794	77%	410,708	74%	425,943	75%
Municipals, tax exempt	113,158	19%	109,251	20%	106,950	20%	122,698	22%	120,560	21%
Treasury securities	7,177	1%	7,252	1%	8,819	2%	10,310	2%	11,773	2%
Total available for sale debt securities	594,248	99%	536,270	99%	535,555	99%	544,706	98%	559,263	98%
Equity securities	3,099	1%	7,722	1%	7,727	1%	8,651	2%	8,623	2%
Total securities	$597,347	100%	$543,992	100%	$543,282	100%	$553,357	100%	$567,886	100%

Securities to total assets	12.64%		11.51%		11.86%		16.54%		17.93%

FB Financial Corporation
Fourth Quarter 2017
Supplemental Financial Information

Non-GAAP Reconciliation
For the Quarters Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2018	2017
Net income, adjusted (a)	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Pre-tax net income	$25,236	$27,504	$12,990	$17,813	$15,178
Plus merger and conversion costs	1,193	2,069	15,711	767	487
Less significant gains (losses) on securities, other real estate owned and other items	-	-	-	-	748
Pre-tax net income, adjusted	$26,429	$29,573	$28,701	$18,580	$14,917
Income tax expense, adjusted	5,793	11,308	12,737	5,726	4,685
Net income, adjusted	$20,636	$18,265	$15,964	$12,854	$10,232
Weighted average common shares outstanding fully diluted	31,421,830	31,166,080	30,604,537	26,301,458	24,610,991

Earnings per share, adjusted
Diluted earning per share	$0.63	$0.74	$0.27	$0.43	$0.40
Plus merger and conversion costs	0.04	0.07	0.51	0.03	0.02
Less significant gains (losses) on securities, other real estate owned and other items	-	-	-	-	0.03
Tax effect	(0.01)	(0.22)	(0.27)	0.03	0.03
Diluted earnings per share, adjusted	$0.66	$0.59	$0.52	$0.49	$0.42

(a) Previously, the Company adjusted reported net income for the following items: (i) change in fair value in MSRs, net, and (ii) Gains (losses) from securities, OREO, MSRs, other assets, and other items. Beginning with the first quarter of 2018, the Company is only adjusting reported earnings for (i) merger and conversion costs, (ii) impact of tax reform (fourth quarter 2017); and (iii) other significant items impacting comparability between quarterly and annual periods. Prior periods have been adjusted to conform to this presentation, see below for previously reported amounts:

		2017
Previously reported core results*		Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Core net income		$18,677	$18,516	$12,919	$10,284
Core diluted earnings per share		$0.60	$0.60	$0.49	$0.42

* Non-GAAP reconciliations of previously reported core results are included in previously issued earnings release supplements.

Non-GAAP Reconciliation
For the Quarters Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2018	2017
Core efficiency ratio (tax-equivalent basis)	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Total noninterest expense	$56,151	$57,540	$69,224	$49,136	$46,417
Less variable compensation charge related to cash settled equity awards	-	-	-	-	635
Less merger and conversion expenses	1,193	2,069	15,711	767	487
Less loss on sale of mortgage servicing rights	-	-	-	249	-
Core noninterest expense	$54,958	$55,471	$53,513	$48,120	$45,295
Net interest income (tax-equivalent basis)	48,799	49,692	44,281	31,158	30,963
Total noninterest income	33,275	37,017	37,820	35,657	31,087
Less change in fair value on mortgage servicing rights	(1,713)	(190)	(893)	(1,840)	(501)
Less (loss) gain on sales or write-downs of other real estate owned and other assets	(118)	(386)	(314)	62	748
Less (loss) gain from securities, net	(47)	1	254	29	1
Core noninterest income	35,153	37,592	38,773	37,406	30,839
Core revenue	$83,952	$87,284	$83,054	$68,564	$61,802
Efficiency ratio (GAAP)(1)	68.72%	66.91%	85.01%	74.35%	75.67%
Core efficiency ratio (tax-equivalent basis)	65.46%	63.55%	64.43%	70.18%	73.29%

(1) Efficiency ratio (GAAP) is calculated by dividing reported noninterest expense by reported total revenue.

	2018	2017
Banking segment core efficiency ratio (tax equivalent)	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Core consolidated noninterest expense	$54,958	$55,471	$53,513	$48,120	$45,295
Less Mortgage segment noninterest expense	18,910	20,117	19,757	19,802	17,670
Add loss on sale of mortgage servicing rights	-	-	-	249	-
Adjusted Banking segment noninterest expense	36,048	35,354	33,756	28,567	27,625
Adjusted core revenue	83,952	87,284	83,054	68,564	61,802
Less Mortgage segment noninterest income	20,363	23,825	23,836	23,121	19,414
Less change in fair value on mortgage servicing rights	(1,713)	(190)	(893)	(1,840)	(501)
Adjusted Banking segment total revenue	$65,302	$63,649	$60,111	$47,283	$42,889
Banking segment core efficiency ratio (tax-equivalent basis)	55.20%	55.55%	56.16%	60.42%	64.41%

Mortgage segment core efficiency ratio (tax equivalent)
Consolidated Noninterest expense	$56,151	$57,540	$69,224	$49,136	$46,417
Less loss on sale of mortgage servicing rights	-	-	-	249	-
Less Banking segment noninterest expense	37,241	37,423	49,467	29,334	28,747
Adjusted Mortgage segment noninterest expense	$18,910	$20,117	$19,757	$19,553	$17,670
Total noninterest income	33,275	37,017	37,820	35,657	31,087
Less Banking segment noninterest income	12,912	13,192	13,984	12,536	11,673
Less change in fair value on mortgage servicing rights	(1,713)	(190)	(893)	(1,840)	(501)
Adjusted Mortgage segment total revenue	$22,076	$24,015	$24,729	$24,961	$19,915
Mortgage segment core efficiency ratio (tax-equivalent basis)	85.66%	83.77%	79.89%	78.33%	88.73%

	2018	2017
Tangible assets and equity	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Tangible Assets
Total assets	$4,725,416	$4,727,713	$4,581,943	$3,346,570	$3,166,459
Less goodwill	137,190	137,190	138,910	46,867	46,867
Less intangibles, net	14,027	14,902	12,550	4,048	4,171
Tangible assets	$4,574,199	$4,575,621	$4,430,483	$3,295,655	$3,115,421
Tangible Common Equity
Total shareholders' equity	$611,036	$596,729	$572,528	$509,517	$342,142
Less goodwill	137,190	137,190	138,910	46,867	46,867
Less intangibles, net	14,027	14,902	12,550	4,048	4,171
Tangible common equity	$459,819	$444,637	$421,068	$458,602	$291,104
Common shares outstanding	30,671,763	30,535,517	30,526,592	28,968,160	24,154,323
Book value per common share	$19.92	$19.54	$18.76	$17.59	$14.16
Tangible book value per common share	$14.99	$14.56	$13.79	$15.83	$12.05
Total shareholders' equity to total assets	12.93%	12.62%	12.50%	15.23%	10.81%
Tangible common equity to tangible assets	10.05%	9.72%	9.50%	13.92%	9.34%
Net income	$19,754	$23,018	$8,388	$11,239	$9,753
Return on tangible common equity	17.42%	20.54%	7.90%	9.83%	13.59%

	2018	2017
Return on average tangible common equity	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Total average shareholders' equity	$599,198	$578,856	$550,409	$398,805	$333,178
Less average goodwill	137,190	137,190	108,220	46,839	46,839
Less average intangibles, net	14,465	13,726	9,983	4,124	4,353
Average tangible common equity	$447,544	$427,940	$432,206	$347,842	$281,986
Net income	$19,754	$23,018	$8,388	$11,239	$9,753
Return on average tangible common equity	17.90%	21.34%	7.70%	12.96%	14.03%

Non-GAAP Reconciliation
For the Quarters Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2018	2017
Return on average tangible equity, adjusted	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Pre-tax net income	$25,236	$27,504	$12,990	$17,813	$15,178
Adjustments:
Add merger and conversion costs	1,193	2,069	15,711	767	487
Less significant gains (losses) on securities, other real estate owned and other items	-	-	-	-	748
Less income tax expense, adjusted	5,793	11,308	12,737	5,726	4,685
Net income, adjusted	$20,636	$18,265	$15,964	$12,854	$10,232
Return on average tangible equity, adjusted	18.70%	16.93%	14.65%	14.82%	14.72%

	2018	2017
Return on average assets and equity, adjusted	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Net income	$19,754	$23,018	$8,388	$11,239	$9,753
Average assets	4,678,494	4,664,669	4,162,478	3,224,783	3,172,149
Average equity	599,198	578,856	550,409	398,805	333,178
Return on average assets	1.71%	1.96%	0.80%	1.40%	1.25%
Return on average equity	13.37%	15.78%	6.05%	11.30%	11.87%
Net income, adjusted	20,636	18,265	15,964	12,854	10,232
Return on average assets, adjusted	1.79%	1.55%	1.52%	1.60%	1.31%
Return on average equity, adjusted	13.97%	12.52%	11.51%	12.93%	12.45%

		2017
Previously reported core metrics*		Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Core return on average tangible common equity		17.35%	17.00%	14.90%	14.79%
Core return on average assets		1.59%	1.76%	1.61%	1.31%
Core return on average equity		12.80%	13.35%	12.99%	12.52%
Core total revenue		$86,575	$82,383	$67,833	$61,090
* Non-GAAP reconciliations of previously reported core results are included in previously issued earnings release supplements.